SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 30, 2003

                         Commission File No.: 000-32763



                           UNITECH ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


          Nevada                                          86-1024733
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


             Suite 1250 520 5th Ave. S.W., Calgary, Alberta T2P 3R7
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (403) 206-2437
                            ------------------------
                            (Issuer telephone number)


                            POWER PROFESSIONALS, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

     On February 10, 2004, the Registrant issued an aggregate of 16,270,000 common shares pursuant to a Stock Exchange Agreement dated January 31, 2004. The issuance increased the amount of the Company's issued and outstanding shares to 23,242,857 from 6,972,857.

The following table sets forth information with respect to ownership or beneficial ownership of more than five percent (5%), of the Registrant's outstanding common shares known by the Registrant based upon 23,242,857 shares outstanding after the issuance of shares pursuant to the Share Exchange
Agreement:

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Name of Beneficial Owner            Shares Beneficially
or Name of Officer or Director              Owned                      Percent
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James Durward                            9,495,792                    40.88%
President, Treasurer/Director
3632-13th Street, S.W.
Calgary, Alberta T2T 3R1

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ITEM 2. ACQUISTION OR DISPOSITION OF ASSETS

     On February 10, 2004, Registrant acquired 5,717,563 shares of the common stock of Unitech Energy Corp., an Alberta corporation, constituting 100% of the issued and outstanding shares of its common stock, for $500,000 (CDN) and 16,270,000 shares of Registrant's common stock. As a result of the acquisition, Unitech Energy Corporation, an Alberta corporation, became a wholly-owned subsidiary of the Registrant. The transaction was approved by the written consent of a majority of the shareholders of the Registrant in accordance with the laws of the State of Nevada.

ITEM 5. OTHER EVENTS.

     On February 10, 2004, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed James Durward to the offices of President and Treasurer of Registrant, and Christopher A. Kolacy to the office of Treasurer to serve until their re-election, resignation or removal.

     On December 30, 2003, the shareholders of Registrant, by majority written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Power Professionals, Inc." to "Unitech Energy Corporation." The Certificate of Amendment was filed with the Nevada Secretary of State on December 30, 2003.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     On February 10, 2004, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed James Durward and Christopher A. Kolacy to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
   2.1            Resignation Letter of Kevin Ericksteen
   2.2            Resignation Letter of Deanna Olson
   2.3            Certificate of Amendment

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  Unitech Energy Corp.

                                                  By:  /s/ James Durward
February 12, 2004                                    ---------------------------
                                                           James Durward
                                                           President

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